EXHIBIT 99

COMPUTATIONAL MATERIALS

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TAB#                  PROPERTY NAME                  ORIGINAL BALANCE  CURRENT BALANCE
----                  -------------                  ----------------  ---------------
   1   Century Park Office Building                     $24,000,000      $23,896,720
   2   Landow Office Building                           $19,000,000      $18,633,444
   3   Del Norte Plaza                                  $18,000,000      $17,979,067
   4   Picture Tel Office Building                      $18,000,000      $17,756,107
   5   Club Hotel & Suites by Doubletree                $17,000,000      $16,842,081
   6   Ram's Village Apartments                         $16,000,000      $14,565,552
   7   Walsh Research Center                            $14,400,000      $14,347,808
   8   45 West 45th Street                              $14,000,000      $14,000,000
   9   Downtown Woodinville Retail Development #2       $13,050,000      $13,050,000
  10   Mid Rivers Plaza Shopping Center                 $13,150,000      $12,898,672
  11   Pahrump Valley Junction Shopping Center          $12,900,000      $12,806,774
  12   Ogden Mall                                       $11,250,000      $11,219,710
  13   Westlake Village Marketplace                     $10,818,500      $10,754,814
  14   Ingram Micro Inc. Facility                       $10,761,000      $10,640,384
  15   Greylyn Business Park                            $10,000,000       $9,607,369
  16   1700 Pennsylvania Avenue, N.W.                   $11,000,000       $9,383,281
  17   Federal Express                                   $9,375,000       $9,316,456
  18   Fairview Center                                   $9,000,000       $8,933,670
  19   Stoneridge II Office Building                     $8,970,000       $8,829,570
  20   Fort Collier Industrial Park                      $9,177,717       $8,764,095
  21   Battelle Environmental Technology Bldg.           $8,900,000       $8,614,708
  22   Parkview Office Building                          $8,631,595       $8,600,310
  23   Arboretum IV Office Building                      $8,750,000       $8,454,403
  24   Drury Inn - Union Station                         $9,500,000       $8,278,530
  25   Marketplace of Augusta - Phase 2                  $8,650,000       $8,190,600
  26   Sonora Quest Laboratories                         $8,250,000       $8,120,686
  27   Winder Corners Shopping Center                    $8,500,000       $7,910,389
  28   Battelle Energy & Environmental Sciences Bldg.    $8,100,000       $7,840,352
  29   Encino Spectrum                                   $8,250,000       $7,798,047
  30   Seventh Street Properties                         $7,800,000       $7,781,064
  31   Townview Square Shopping Center                   $8,283,460       $7,676,106
  32   Highridge Apartments                              $7,900,000       $7,615,631
  33   Federal Express                                   $7,600,000       $7,509,920
  34   Seven Corners Corporate Center                    $7,500,000       $7,454,074
  35   The Mark Office Building                          $7,425,000       $7,398,413
  36   Rancho Viejo Apartments                           $7,391,247       $7,364,458
  37   Eastway Crossing Shopping Center                  $7,500,000       $7,287,699
  38   Fair Oaks Medical Plaza                           $7,500,000       $7,046,651
  39   First Data Office Building                        $7,087,500       $7,044,946
  40   1301 Connecticut Avenue, N.W.                     $7,500,000       $6,888,586
  41   Downtown Woodinville Retail Development #1        $6,900,000       $6,900,000
  42   Melbourne Square Promenade                        $7,500,000       $6,849,537
  43   Glen Place Shopping Center                        $6,927,483       $6,648,658
  44   Richmond Plaza Shopping Center                    $6,577,158       $6,553,319
  45   Ocean Terrace Apartments                          $6,570,000       $6,537,273
  46   Pheasant Run Apartments                           $7,000,000       $6,487,978
  47   Liberty Crossing                                  $6,500,000       $6,487,896
  48   Loganville Town Center                            $6,500,000       $6,411,882
  49   Danbury Commons Shopping Center                   $6,750,000       $6,397,909
  50   Dairy Ashford Plaza Office Building               $6,400,000       $6,338,536
  51   Mt. Vernon Center                                 $6,187,500       $6,042,439
  52   Norwalk Plaza                                     $3,600,000       $3,147,689
  53   Magnolia Plaza                                    $3,200,000       $2,797,946
  54   Atrium Circle At Campus Circle                    $6,000,000       $5,894,727
  55   Fair Oaks Professional Building                   $5,800,000       $5,721,128
  56   Orthologics Building                              $5,800,000       $5,662,021
  57   General Instruments Building                      $5,625,000       $5,590,556
  58   Home Depot                                        $6,025,000       $5,590,230
  59   1875 Charleston Road                              $5,400,000       $5,366,560
  60   Mountain View Professional Plaza                  $5,500,000       $5,355,150
  61   Ventana Village Shopping Center                   $5,681,000       $5,151,783
  62   MA Bioservices                                    $5,200,000       $5,147,586
  63   65 K Street                                       $6,000,000       $5,038,665
  64   655 5th Avenue                                    $5,000,000       $5,000,000
  65   14600 Winchester Blvd.                            $5,000,000       $4,962,419
  66   Best Buy                                          $5,200,000       $4,933,616
  67   Village Grove Shopping Center                     $5,000,000       $4,843,323
  68   6006 Executive Boulevard                          $5,450,000       $4,769,832
  69   University Business Center                        $5,100,000       $4,748,373
  70   4215 Glencoe                                      $4,600,000       $4,594,756
  71   Snowcreek Crossing                                $4,850,000       $4,583,447
  72   Lighthouse Crossing Shopping Center               $4,500,000       $4,482,933
  73   Best Buy                                          $4,575,000       $4,334,333
  74   Creekside Office Park                             $4,400,000       $4,287,914
  75   Lithonia Lighting West Building                   $4,500,000       $4,222,763
  76   5353-5499 Downey Road                             $4,500,000       $4,221,076
  77   Townley Apartments                                $4,600,000       $4,197,916
  78   Walgreens and Staples                             $4,550,000       $4,197,905
  79   Prince Frederick Office Park                      $5,300,000       $4,195,792
  80   Bay Tree Village                                  $3,600,000       $3,400,147
  81   Bugaboo Steak House                                 $800,000         $755,588
  82   Cotswold Plaza II                                 $4,125,000       $4,105,633
  83   Lake Regency Building                             $4,000,000       $3,985,677
  84   Merit Abrasiveproducts Inc.                       $4,100,000       $3,956,036
  85   Totem Ridge Business Park                         $4,300,000       $3,778,994
  86   DSHS Office Building                              $3,900,000       $3,711,572
  87   Stafford Corporate Center                         $3,700,000       $3,695,610
  88   Best Buy                                          $4,000,000       $3,681,463
  89   R and R Plaza                                     $4,300,000       $3,664,222
  90   Best Buy                                          $4,000,000       $3,649,630
  91   Circuit City - Colorado Springs                   $3,700,000       $3,431,393
  92   204TH Street Partners                             $3,675,000       $3,428,490
  93   Commons 1 Office Building                         $3,461,250       $3,401,447
  94   Quail Business Park                               $3,500,000       $3,371,177
  95   Hayden Island Business Park                       $3,400,000       $3,370,101
  96   NW Corner of Hwy 74 & Mail Street                 $3,325,000       $3,321,133
  97   Sportmart Plaza                                   $3,700,000       $3,269,186
  98   Spectrum Business Park V                          $3,400,000       $3,236,873
  99   Northwest Business Center III                     $3,297,233       $3,211,277
 100   Mizner Place                                      $3,350,000       $3,057,427
 101   Kroger                                            $3,325,000       $3,044,970
 102   Food 4 Less                                       $3,600,000       $3,041,913
 103   Oxford Hill Apartments                            $3,250,000       $3,022,303
 104   Linens N' Things                                  $3,250,000       $3,002,944
 105   Parklane Centre                                   $3,050,000       $3,002,149
 106   Goldseker Industrial Portfolio                    $3,000,000       $2,996,511
 107   Walgreens                                         $3,000,000       $2,996,369
 108   Cahners Publishing Company                        $3,350,000       $2,935,451
 109   Safeway                                           $3,125,000       $2,901,517
 110   Walden Woods Village Shopping Center              $3,000,000       $2,797,215
 111   Grand Terrace Shopping Center                     $2,811,330       $2,780,387
 112   2199 Innerbelt Business Center Drive              $3,000,000       $2,754,074
 113   Kohl's                                            $3,120,000       $2,730,798
 114   Office Max                                        $3,000,000       $2,717,802
 115   Meadows Pavillion II                              $2,700,000       $2,683,897
 116   Bernardo Gateway Business Park                    $2,800,000       $2,655,912
 117   1371 & 1375 N. Miller Street                      $2,800,000       $2,653,366
 118   Blakely Corners Shopping Center                   $2,700,000       $2,649,094
 119   Sparks Medical Office Building                    $2,600,000       $2,587,549
 120   North Canal Office Park                           $2,800,000       $2,434,443
 121   Federal Express                                   $2,400,000       $2,391,234
 122   Behr Processing Building                          $2,552,764       $2,354,579
 123   The Shoppes at Salisbury II                       $2,500,000       $2,329,992
 124   Walgreens                                         $2,800,000       $2,319,467
 125   Eckerd Drug Store                                 $2,298,591       $2,280,279
 126   Shop N' Kart Discount Grocery                     $2,334,000       $2,262,922
 127   Office Max                                        $2,400,000       $2,243,737
 128   Eckerd Drug Store                                 $2,248,169       $2,230,258
 129   Office Max                                        $2,325,000       $2,216,658
 130   DEA Building                                      $2,330,000       $2,203,906
 131   56th Street Commerce Park                         $2,400,000       $2,100,632
 132   4520 36th Street                                  $2,100,000       $2,029,021
 133   Pacific Park                                      $1,900,000       $1,884,552
 134   Walgreens                                         $1,860,000       $1,853,071
 135   North Roseburg Plaza                              $2,200,000       $1,835,871
 136   Probity International Corp                        $2,200,000       $1,831,682
 137   NOAA-National Weather Service Building            $2,000,000       $1,797,159
 138   Winchester Court                                  $1,800,000       $1,781,997
 139   2400 E. Francis                                   $1,898,500       $1,727,502
 140   Walgreens                                         $1,750,000       $1,710,090
 141   Walgreens                                         $1,800,000       $1,674,970
 142   The Shoppes at Salisbury                          $2,150,000       $1,613,896
 143   Ames Department Store                             $2,000,000       $1,517,427
 144   Eckerd Drug Store                                 $1,500,000       $1,473,701
 145   Pier I Office Building                            $1,700,000       $1,387,116
 146   Harstad/Coates Industrial Park                    $1,400,000       $1,328,168
 147   Blockbuster Video                                 $1,200,000       $1,188,692
 148   Walgreens                                         $1,325,000       $1,156,706
 149   Walgreens                                         $1,300,000       $1,128,736
 150   15690 North 83rd Way                              $1,000,000         $996,967
 151   Walgreens                                         $1,140,000         $967,171
 152   The McCormick Executive Center Office Building    $1,000,000         $964,999
 153   Blockbuster Video                                 $1,100,000         $901,914
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